Prudential Investment Portfolios, Inc. 14

PGIM Floating Rate Income Fund (the Fund)

Supplement dated April 14, 2021 to the

Currently Effective Summary Prospectus and Prospectus

Effective immediately, Mr. Ian F. Johnston and Mr. Robert W. Meyer will join Mr. Brian Juliano, Mr. Robert Cignarella and Mr. Parag Pandya as portfolio managers for the Fund.

To reflect this change, the Fund's Summary Prospectus and Prospectus are hereby revised as follows effective immediately:

1.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Messrs. Johnston and Meyer:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers
PGIM Investments	PGIM Fixed	Ian F. Johnston	Principal and Portfolio	April 2021

LLC	Income		Manager
		Robert W.	Vice President	April 2021
Meyer, CFA

2.The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" is revised by adding the following professional biographies for Messrs. Johnston and Meyer:

Ian F. Johnston is a Principal and portfolio manager for PGIM Fixed Income's U.S. Bank Loan Team. Previously, Mr. Johnston was a credit analyst in the U.S. Bank Loan Credit Research Team where he covered the cable, telecom, financial services, media, and education sectors. Mr. Johnston joined the Firm in 2010 from Seven Bridges Management, an affiliate of Ulysses Management, where he was head trader and principal for the Special Situations hedge fund. Earlier, Mr. Johnston worked as senior analyst for Murray Capital Management's Distressed Debt hedge fund. Mr. Johnston began his career in 1991, first as an analyst and then a Senior Associate in the Firm's Financial Restructuring Team. Later he was Vice President and portfolio manager on the Emerging Markets Debt Team. Mr. Johnston received a BS in Applied Math-Economics from Brown University and an MBA from the University of Pennsylvania's Wharton School of Business.

Robert W. Meyer, CFA, is a Vice President for the PGIM Fixed Income's U.S. Bank Loan Team. Previously, Mr. Meyer was a member of the Quantitative Research Rotational Program, spending time on the CLO Analyst team, Structured Products Research Team, and Liquidity team. He joined the Firm in 2012. Mr. Meyer received a BS in Economics with concentrations in Finance and Management along with a minor in Classical Studies from the Wharton School at the University of Pennsylvania. He holds the Chartered Financial Analyst (CFA) designation.

LR1357